SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Waste Management, Inc. (the “Company”) held on May 12, 2026, a total of 345,284,283 shares of the Company’s common stock, out of a total of 402,913,509 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The items voted on by the Company’s stockholders and final vote results are set forth below. Each of the director nominees listed under item 1 were elected, and the Company’s stockholders approved the proposals in each of items 2, 3 and 4.

1.	Election to the Company’s Board of Directors of the following nine director nominees:

				Broker
Name	For	Against	Abstentions	Non-Votes
Thomas L. Bené	298,076,937	2,679,806	272,188	44,255,352
Bruce E. Chinn	299,224,102	1,530,399	274,430	44,255,352
James C. Fish, Jr.	298,876,351	1,896,186	256,394	44,255,352
Andrés R. Gluski	287,458,467	13,306,133	264,331	44,255,352
Victoria M. Holt	283,356,243	17,430,889	241,799	44,255,352
Kathleen M. Mazzarella	292,290,728	7,907,126	831,077	44,255,352
Sean E. Menke	295,773,278	4,985,161	270,492	44,255,352
William B. Plummer	296,653,894	4,106,490	268,547	44,255,352
Maryrose T. Sylvester	295,508,489	5,090,590	429,852	44,255,352

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstentions
321,725,515	23,078,548	480,220

3.	Approval, on an advisory basis, of the Company’s executive compensation as described in the Company’s 2026 proxy statement:

For	Against	Abstentions	Broker Non-Votes
281,781,929	18,039,768	1,207,234	44,255,352

4.	Approval to amend and restate the Company’s Employee Stock Purchase Plan to increase the number of shares authorized for issuance:

For	Against	Abstentions	Broker Non-Votes
299,089,720	1,363,901	575,310	44,255,352

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

10.1	Waste Management, Inc. Employee Stock Purchase Plan (As Amended and Restated Effective May 12, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 14, 2026	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President and Chief Legal Officer